Income Tax Expense - Unrecognized Tax Benefits, Recorded in Other Long-Term Liabilities (Detail) $ in Thousands	6 Months Ended
Jun. 30, 2018 USD ($)
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Beginning balance	$ 31,061
Increase for positions related to the current period	2,047
Increase for positions taken in prior years	2,337
Decrease related to statute of limitations	(312)
Ending balance	$ 35,133